Exhibit 10.46

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. INFORMATION THAT WAS OMITTED IN THE EDGAR VERSION HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***].

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
		1	2

2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5 PROJECT NO, (If applicable)
0001		10/15/2015
5. ISSUED BY	CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6)	ASPR-BARDA01
ASPR - BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201			ASPR–BARDA 330 Independence Ave, SW, Rm G644 Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP code PFENEX, INC 1358378 FENEX BIOPHARMACEUTICALS, INC. 10790 ROSELLE ST SAN DIEGO CA 921211718			00	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
			x	10A. MODIFICATION OF CONTRACT/ORDER NO.
HHSO100201500011C
10B. DATED (SEE ITEM 13)
CODE 1358378		FACILITY CODE		08/14/2015

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
The above numbered solicitation is amended as set forth in Item 14. The hour end date specified for receipt of Offers is extended is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this Amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
12. ACCOUNTING AND APPROPRIATION. DATA (if required)
See Schedule
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

	B.	THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
x
	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

	D.	OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor is not X is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number:    27-1356759

DUNS Number:    013603710

Pfenex - RPA563 and Px563L Advanced Development

A. The purpose of this modification is to transfer material from contract # HHS0100201000045C (see inventory list) to contract #HHS0100201 500011C. The material is needed on contract # - 0011C to complete the advanced research and development of a next generation anthrax vaccine. The total cost of the contract and all terms and conditions remain unchanged.

B. Update the Contracting Officer from Francine Hemphill to Wendell Conyers in sections Article F.2, Article G.1 and Article G.5.

Continued …

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
PATRICK LUCY		WENDELL CONYERS
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
/s/ Patrick Lucy (Signature of person authorized to sign)	21 Oct 15	/s/ Wendell Conyers (Signature of Contracting Officer)	10-21-2015

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed by GSA
FAR (48 CFR) 53.243

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE	OF
	HHS0100201500011C/0001	2	2

NAME OF OFFEROR OR CONTRACTOR
PFENEX, INC 1358378

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
Discount Terms: NET 30P Period of Performance: 08/14/2015 to 08/09/2020

NSN 7540-01-152-8087	OPTIONAL FORM 335 (4-85)
Sponsored by GSA
FAR (48 CFR) 53.110

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Inventory — [***]

item number	Description	Concentration		Volume		Container		Lot #		Date of Manuf.		Storage		Amount		Inventory date		Storage location

[***]	[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

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[***]	[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

[***]	[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

[***]	[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

[***]	[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

[***]	[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

[***]	[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

[***]	[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

[***]

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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[***]

Sentry Item number	Description	Concentration		Volume		Container		Lot #		Date of Manuf.		Storage		# Vials		Inventory date		Storage location

[***]	[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

[***]	[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

[***]	[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

[***]	[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

[***]	[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

[***]	[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[***]

Reagent/Materials Name	mrPA lot/DOM	Description	Amount left (units)		Storage Condition (ºC)		Date
[***]	[***]	[***]	[***	]	[***	]	[***	]
[***]	[***]	[***]	[***	]	[***	]	[***	]
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[***]	[***]	[***]	[***	]	[***	]	[***	]

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Reagent/Materials Name	mrPA lot	Description	Amount left (units)		Storage Condition (°C)		Date
[***]	[***]	[***]	[***	]	[***	]	[***	]

[***]	[***]	[***]	[***	]	[***	]	[***	]

[***]	[***]	[***]	[***	]	[***	]	[***	]

[***]	[***]	[***]	[***	]	[***	]	[***	]

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Reagent/Materials Name	Lot	Description	Amount left (units)		Storage Condition (°C)		Date

[***]	[***]	[***]	[***	]	[***	]	[***	]
[***]	[***]	[***]	[***	]	[***	]	[***	]
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[***]

Reagent/Materials Name	Source	Description	Amount left (units)		Storage Condition (ºC)		Date

[***]	[***]	[***]	[***	]	[***	]	[***	]

[***]	[***]	[***]	[***	]	[***	]	[***	]

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Reagent/Materials Name	Strain	Description	Amount left (units)		Storage Condition (°C)		Date
[***]	[***]	[***]	[***	]	[***	]	[***	]

[***]	[***]	[***]	[***	]	[***	]	[***	]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[***]	[***]	[***]	[***	]	[***	]	[***	]

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[***]	[***]	[***]	[***	]	[***	]	[***	]

Reagent/Materials Name		Description	Amount left (units)		Storage Condition (°C)		Date
[***]	[***]	[***]	[***	]	[***	]	[***	]

[***]	[***]	[***]	[***	]	[***	]	[***	]

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Reagent/Materials Name		Description	Amount left (units)		Storage Condition (°C)		Date
[***]	[***]	[***]	[***	]	[***	]	[***	]

[***]	[***]	[***]	[***	]	[***	]	[***	]

[***]	[***]	[***]	[***	]	[***	]	[***	]

[***]	[***]	[***]	[***	]	[***	]	[***	]

[***]	[***]	[***]	[***	]	[***	]	[***	]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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ARTICLE F.2. DELIVERABLES

a. Summary of Contract Deliverables

Unless otherwise specified by the Contracting Officer, the deliverables identified in this SECTION F shall also be delivered electronically to the designated eRoom along with a concurrent email notification sent to the Contracting Officer, Contract Specialist, COR, and Alternate COR stating delivery has been made.

All paper/hardcopy documents/reports submitted under this contract shall be printed or copied, double-sided, on at least 30 percent post-consumer fiber paper, whenever practicable, in accordance with FAR 4.302(b). Hard copies of deliverables and reports furnished to the USG under the resultant Contract (including invoices) shall be addressed as follows:

HHS/ASPR/AMCG

ATTN: Wendell Conyers, Contracting Officer 330 Independence Avenue,

SW., Room G640 Washington, DC 20201

Email: Wendell.conyers@hhs.gov

ARTICLE G.1. CONTRACTING OFFICER

The following Contracting Officer (CO) will represent the USG for the purpose of this contract:

Wendell Conyers

Contracting Officer

HHS/ASPR/AMCG

330 Independence Avenue, S.W. Room G644 Washington, D.C. 20201

((202) 205-8262

Wendell.conyers@hhs.gov

ARTICLE G.5. INVOICE/FINANCING REQUEST AND CONTRACT FINANCIAL REPORTING

Include Program Support Center (PSC) In Receipt of Invoices:

Documents shall be delivered electronically to the Contracting Officer (CO), the Contracting Specialist (CS), the Contracting Officer’s Representative (COR) and PSC. Unless otherwise specified by the Contracting Officer all deliverables and reports furnished to the Government under the resultant contract (including invoices) shall be addressed as follows:

Wendell Conyers Contracting Officer HHS/ASPR/AMCG 330 Independence Ave., S.W., Room G640 Washington, DC 20201 Email: wendell.conyers@hhs.gov	Daniel Wolfe Contracting Officer Representative HHS/ASPR/BARDA 330 Independence Ave., S.W., Room G640 Washington, DC 20201 Email: Daniel.wolfe2@hhs.gov	PSC_Invoices@hhs.gov

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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